UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported):  April 30, 2010

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated April 30, 2010 and filed (by the required date) on May 4, 2010 for the purpose of filing certain financial statements and information.  In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01    Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

Raymond Hotels Portfolio

(Boise, Idaho Hampton Inn & Suites; Rogers, Arkansas Homewood Suites; St. Louis, Missouri Hampton Inn & Suites; Oklahoma City, Oklahoma Hampton Inn & Suites; Rogers, Arkansas Hampton Inn; St. Louis, Missouri Hampton Inn; and Kansas City, Missouri Hampton Inn)

(b)                                 Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Nine, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010	43
Notes to Pro Forma Condensed Consolidated Balance Sheet	45
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2009 and the Three Months Ended March 31, 2010	46
Notes to Pro Forma Condensed Consolidated Statements of Operations	49

(c)                                  Shell company transactions.

Not Applicable.

(d)                                 Exhibits.

None

Independent Auditors’ Report

To the Board of Directors

Apple Nine Hospitality Ownership, Inc.

We have audited the accompanying combined balance sheets of Raymond Hotels Portfolio, as of December 31, 2009 and 2008, and the related combined statements of income, comprehensive income and cash flows for the years then ended.  These financial statements are the responsibility of the Hotels’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Raymond Hotels Portfolio, as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Montgomery, Alabama

June 4, 2010

RAYMOND HOTELS PORTFOLIO

COMBINED BALANCE SHEETS

DECEMBER 31, 2009 AND 2008

	2009	2008
ASSETS

Investment in hotels, net of accumulated depreciation of $24,017,097 and $18,935,646, respectively	$88,485,565	$89,397,720
Cash and cash equivalents	2,500,665	2,479,439
Escrow deposits	426,040	1,360,462
Accounts receivable	568,366	220,255
Prepaid expenses and other current assets	76,702	286,720
Intangible assets, net of accumulated amortization of $726,456 and $467,294, respectively	951,119	1,207,097
Other assets	32,929	30,296

TOTAL ASSETS	$93,041,386	$94,981,989

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

LIABILITIES

Mortgages payable	$90,481,581	$87,186,007
Obligation under interest rate swap	1,523,861	2,558,937
Accounts payable and accrued expenses	918,822	1,642,867
Due to related parties	4,917,603	4,652,355

Total liabilities	97,841,867	96,040,166

MEMBERS’ EQUITY (DEFICIT)

Retained earnings (deficit)	(3,276,620)	1,500,760
Accumulated other comprehensive loss	(1,523,861)	(2,558,937)

TOTAL MEMBERS’ EQUITY (DEFICIT)	(4,800,481)	(1,058,177)

TOTAL LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)	$93,041,386	$94,981,989

See independent auditors’ report and notes to combined financial statements.

RAYMOND HOTELS PORTFOLIO

COMBINED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
REVENUES

Rooms	$27,325,905	$23,612,656
Other	1,314,411	951,413

Total revenues	28,640,316	24,564,069

EXPENSES

Rooms	6,840,197	5,728,158
Hotel administration	5,099,213	4,170,455
Property operation, maintenance and energy costs	3,021,294	2,730,562
Management and franchise fees	2,204,403	1,925,560
Taxes, insurance and other	1,155,947	1,194,241
Depreciation and amortization	6,410,278	4,930,713

Total expenses	24,731,332	20,679,689

OPERATING INCOME	3,908,984	3,884,380

OTHER INCOME (EXPENSE)

Interest and rental income	170,444	256,850
Loss on disposal of assets	(290,344)	(52,299)
Interest expense	(5,690,728)	(4,525,667)

Total other income (expense)	(5,810,628)	(4,321,116)

NET LOSS	$(1,901,644)	$(436,736)

See independent auditors’ report and notes to combined financial statements.

RAYMOND HOTELS PORTFOLIO

COMBINED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

NET LOSS	$(1,901,644)	$(436,736)

OTHER COMPREHENSIVE LOSS

Loss on interest rate swap cash flow hedge	(222,626)	(2,195,989)
Reclassification of loss included in net loss	1,257,702	278,907

OTHER COMPREHENSIVE INCOME (LOSS)	1,035,076	(1,917,082)

COMPREHENSIVE LOSS	$(866,568)	$(2,353,818)

See independent auditors’ report and notes to combined financial statements.

RAYMOND HOTELS PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(1,901,644)	$(436,736)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,410,278	4,930,713
Bad debts	9,412	8,710
Loss on disposal of assets	290,344	52,299
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(357,523)	71,318
Prepaid expenses and other current assets	207,385	142,331
Increase (decrease) in:
Accounts payable and accrued expenses	(724,045)	(2,144,295)
Due to related parties	265,248	1,555,440

Net cash provided by operating activities	4,199,455	4,179,780

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of capital assets	(1,284,414)	(793,563)
Proceeds from sale of fixed assets	19,694	—
Net decrease in escrow deposits	934,422	739,555

Net cash used by investing activities	(330,298)	(54,008)

CASH FLOWS FROM FINANCING ACTIVITIES

Principal payments on mortgages payable	(2,076,307)	(881,367)
Borrowings on mortgages payable	1,107,296	—
Payment of loan fees	(3,184)	(8,304)
Distributions (net)	(2,875,736)	(3,025,800)

Net cash used by financing activities	(3,847,931)	(3,915,471)

NET INCREASE IN CASH AND CASH EQUIVALENTS	21,226	210,301

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	2,479,439	2,269,138

CASH AND CASH EQUIVALENTS AT END OF YEAR	$2,500,665	$2,479,439

See independent auditors’ report and notes to combined financial statements.

RAYMOND HOTELS PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash payments for interest	$5,652,125	$5,113,772

SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES

Acquisition of certain property and equipment:

Purchase of property and equipment	$5,548,999	$19,311,366
Borrowings on long-term debt	(4,264,585)	(18,517,803)

Cash payment	$1,284,414	$793,563

See independent auditors’ report and notes to combined financial statements.

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

1.                          NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The accompanying combined financial statements present the financial information of the following Hotel properties (the Hotels):

Boise Lodging Investors, LLC is a Wisconsin limited liability company which was formed on June 7, 2000 for the purpose of developing and operating a Hampton Inn by Hilton and operating the hotel under a management agreement with Raymond Management Company, Inc. (the Manager).  The hotel is located in Boise, Idaho.

Forest Park Lodging Associates, LLC is a Wisconsin limited liability company which was formed on August 20, 2007 for the purpose of acquiring a Hampton Inn by Hilton and operating the hotel under a management agreement with Raymond Management Company, Inc. (the Manager).  The hotel is located in St. Louis, Missouri.

Liberty Lodging Associates, LLC is a Wisconsin limited liability company which was formed on March 31, 1997 for the purpose of developing and operating a Hampton Inn by Hilton and operating the hotel under a management agreement with Raymond Management Company, Inc. (the Manager).  The hotel is located in Kansas City, Missouri.

OKC-Bricktown Lodging Associates, LLC is a Wisconsin limited liability company which was formed on March 31, 2005 for the purpose of developing and operating a Hampton Inn by Hilton and operating the hotel under a management agreement with Raymond Management Company, Inc. (the Manager).  The hotel is located in Oklahoma City, Oklahoma.

Rogers Lodging Associates, LLC is a Wisconsin limited liability company which was formed on March 31, 1997 for the purpose of developing and operating a Hampton Inn by Hilton and operating the hotel under a management agreement with Raymond Management Company, Inc. (the Manager).  The hotel is located in Rogers, Arkansas.

Rogers Lodging Associates 58, LLC is a Wisconsin limited liability company which was formed on September 1, 2005 for the purpose of developing and operating a Homewood Suites by Hilton and operating the hotel under a management agreement with Raymond Management Company, Inc. (the Manager).  The hotel is located in Rogers, Arkansas.

St. Louis Lodging Associates, LLC is a Wisconsin limited liability company which was formed on June 5, 2000 for the purpose of developing and operating a Hampton Inn by Hilton and operating the hotel under a management agreement with Raymond Management Company, Inc. (the Manager).  The hotel is located in St. Louis, Missouri.

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

1.                          NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Personal Assets and Liabilities and Members’ Salaries

In accordance with the generally accepted method of presenting limited liability company and partnership financial statements, the combined financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the net income of the limited liability company or partnership nor any provision for income tax expense.

The expenses shown in the combined statements of income do not include any salaries to the members.

Cash and Cash Equivalents

The Hotels consider all short-term investments with an original maturity of three months or less to be cash equivalents.

Principles of Combination

The accompanying financial statements of Raymond Hotels Portfolio include the accounts of Boise Lodging Investors, LLC, Forest Park Lodging Associates, LLC, Liberty Lodging Associates, LLC, OKC-Bricktown Lodging Associates, LLC, Rogers Lodging Associates, LLC, Rogers Lodging Associates 58, LLC, and St. Louis Lodging Associates, LLC (collectively the Hotels).  The Hotels are separate legal entities that share management and common ownership.  All significant related balances and transactions have been eliminated in combination.

Restricted Funds

Several of the Hotels are required to fund the mortgage holders with sufficient funds to cover property taxes and the cost of replacements and renewals to the hotel’s property and improvements.  The mortgagor holds these funds in escrow in short-term money market securities on behalf of the hotels until the funds are spent on property taxes and capital improvements.

Accounts Receivable

The Hotels report trade receivables at gross amounts due from customers.  Because historical losses related to these receivables have been insignificant, management uses the direct write-off method to account for bad debts.  On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against operations.

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

1.                          NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment in Hotel Property

The investment in hotels is stated at cost.  Interest and property taxes incurred during the construction of the facilities were capitalized and depreciated over the life of the asset.  Costs of improvements are capitalized.  Costs of normal repairs and maintenance are charged to expense as incurred.  Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in operations.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets.  The useful lives of assets are 39 to 40 years for buildings, 20 years for improvements and 5 to 10 years for furniture, fixtures and equipment.

Asset Impairment

The Hotels review their long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected cash flows. Future events could cause the Hotels to conclude that impairment indicators exist and that long-lived assets may be impaired.  To date, no impairment losses have been recorded.

Franchise Fees

Franchise fees are amortized on a straight-line basis which approximates the effective interest method over the term of the agreement commencing on the hotel opening dates.

Loan Origination Costs

Permanent loan costs are amortized using straight-line method, which approximates the effective interest method, over the terms of the respective mortgages.

Income Taxes

No federal or state income taxes are payable by the Hotels, and therefore, no tax provision has been reflected in the accompanying financial statements.  The members are required to include their respective share of the Hotels profits or losses in their individual tax returns.  The tax returns, the status of the Hotels as such for tax purposes, and the amount of allocable Hotels income or loss, are subject to examinations by the Internal Revenue Service.  If such examinations result in changes with respect to the Hotels status, or in changes to allowable Hotels income or loss, the tax liability of the members would be changed accordingly.

Effective January 1, 2009, the Hotels implemented the accounting guidance for uncertainty in income taxes using the provisions of Financial Accounting Standards Board (FASB) ASC 740-10, Income Taxes.  Using that guidance, tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the position will be sustained upon examination by the tax authorities.

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

1.                          NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)

As of December 31, 2009, the Hotels had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements and no interest or penalties related to income taxes.  The federal and state income tax years of 2006 through 2009 remain subject to examination as of December 31, 2009.

Revenue Recognition

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or consummation of purchases of other hotel services.

Sales and Marketing

Sales and marketing costs are expensed when incurred.  These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management agreement and general and administrative expenses that are directly attributable to advertising and promotion.  Sales and marketing expenses totaled $1,203,768 and $1,098,352 for the years ended December 31, 2009 and 2008, respectively.

Lodging and Sales Taxes

The Hotels collect various taxes from customers and remits these amounts to applicable taxing authorities.  The Hotels’ accounting policy is to exclude these taxes from revenues and cost of sales.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements and revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Derivatives

The Hotels use derivatives to manage risks related to interest rate movements.  Interest rate swap contracts designated and qualifying as cash flow hedges are reported at fair value.  The gain or loss on the effective portion of the hedge is initially included as a component of other comprehensive income and is subsequently reclassified into earnings when interest on the debt is paid.  The Hotels’ interest rate risk strategy is to stabilize cash flow requirements by maintaining interest rate swap contracts to convert variable rate debt to a fixed rate.  The Hotels document its risk management strategy and hedge effectiveness at the inception of and during the term of the hedge.

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

1.                          NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value Measurements

FASB ASC 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value.  That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  The three levels of the fair value hierarchy under FASB ASC 820 are described as follows:

Level 1               Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Hotels has the ability to access.

Level 2               Inputs to the valuation methodology include:

•                  quoted prices for similar assets or liabilities in active markets;

•                  quoted prices for identical or similar assets or liabilities in inactive markets;

•                  inputs other than quoted prices that are observable for the asset or liability;

•                  inputs which are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability.

Level 3               Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.  Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Subsequent Events

Management has evaluated subsequent events through June 4, 2010, which is the date the financial statements were available to be issued.

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

2.                          FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC 825-10, Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet.  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques.  Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments.  FASB ASC 825-10 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements.  Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Hotels.

The following methods and assumptions were used by the Hotels in estimating its fair value disclosures for financial instruments.  There have been no changes in the methodologies used at December 31, 2009 and 2008.

Cash and cash equivalents:  The carrying amounts reported in the accompanying balance sheets as cash and cash equivalents approximate fair value.

Interest rate swap:  The fair value of the interest rate swap agreement is the estimated amount the Hotels would pay to terminate the swap agreement.  The value is based on significant unobservable inputs.

Long-term debt obligations:  The fair values of the Hotels’ notes payable are estimated using discounted cash flow analysis, based on current rates at which the Hotels could borrow funds with similar remaining maturities.

The estimated fair values of the Hotels’ financial instruments as of December 31, 2009 and 2008, are as follows:

	2009		2008
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

Cash and cash equivalents	$2,417,949	$2,417,949	$1,895,965	$1,895,965
Interest rate swap agreement	1,523,861	1,523,861	2,558,937	2,558,937
Long-term debt obligations	90,481,581	91,234,718	87,186,007	88,396,698

3.                           FAIR VALUE MEASUREMENTS

The methods described in Note 2 may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values.  Furthermore, although management believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

3.                           FAIR VALUE MEASUREMENTS (Continued)

The following table sets forth by level, within fair value hierarchy, the Hotels’ assets and liabilities at fair value as of December 31, 2009 and 2008.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Assets/Liabilities	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

December 31, 2009

Interest rate swap agreement	$1,523,861	$—	$—	$1,523,861
Long-term debt obligations	91,234,718	—	91,234,718	—

Total liabilities	$92,758,579	$—	$91,234,718	$1,523,861

December 31, 2008

Interest rate swap agreement	$2,558,937	$—	$—	$2,558,937
Long-term debt obligations	88,396,698	—	88,396,698	—

Total liabilities	$90,955,635	$—	$88,396,698	$2,558,937

Liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

January 1, 2008	$(641,855)
Total gains or losses (realized/unrealized):
Included in earnings	278,907
Included in other comprehensive income	(2,195,989)
Transfers in and/or out of Level 3	—

December 31, 2008	(2,558,937)
Total gains or losses (realized/unrealized):
Included in earnings	1,257,702
Included in other comprehensive income	(222,626)
Transfers in and/or out of Level 3	—

December 31, 2009	$(1,523,861)

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

4.                          INVESTMENT IN HOTEL PROPERTIES

The following is a reconciliation of the carrying value of the investment in hotels at December 31, 2009 and 2008:

	2009	2008

Land and land improvements	$11,854,174	$11,397,655
Building and improvements	74,247,786	74,021,076
Furniture, fixtures and equipment	26,400,702	22,914,635

	112,502,662	108,333,366
Less accumulated depreciation	(24,017,097)	(18,935,646)

Investment in hotels, net	$88,485,565	$89,397,720

Depreciation expense was $6,151,116 and $4,727,362 for the years ended December 31, 2009 and 2008, respectively.

5.                          ESCROW DEPOSITS

Escrow deposits at December 31, 2009 and 2008, consisted of the following:

		2009	2008

Hampton Inn — Liberty	Property Tax Escrow	$63,460	$32,608
	Capital Reserve Escrow	59,146	958,265

Hampton Inn — Rogers	Property Tax Escrow	60,068	53,349
	Capital Reserve Escrow	90,110	193,067

Hampton Inn — St. Louis	Property Tax Escrow	42,119	39,016
	Capital Reserve Escrow	111,137	84,157

		$426,040	$1,360,462

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

6.                          MORTGAGES PAYABLE

Mortgages payable at December 31, 2009 and 2008, consisted of the following:

	2009	2008

Hampton Inn — Boise: Note with M&I Marshall & Ilsley Bank; term of 5 years and due September 2010; interest at 6.3%	$15,234,907	$15,533,420

Hampton Inn — Forest Park: Note with M&I Marshall & Ilsley Bank; term of 3 years and due August 2012; interest at a variable rate	13,619,636	13,810,000

Hampton Inn — Forest Park: Note with M&I Marshall & Ilsley Bank; term of 3 years and due August 2012; interest at a variable rate	1,191,692	1,200,000

Hampton Inn — Liberty: Note with Morgan Stanley Mortgage Capital, Inc.; term of 10 years and due October 2015; interest at 5.45%	6,583,725	6,691,057

Hampton Inn — OKC: Note with Arvest Bank; term of 5 years and due November 2011; interest at 6.7%. Prior to November 2008, this note was interest only at a variable rate.	20,673,597	16,169,140

Hampton Inn — Rogers: Note with Morgan Stanley Mortgage Capital, Inc.; term of 10 years and due September 2015; interest at 5.2%	8,425,935	8,570,644

Homewood Suites - Rogers: Note with M&I Marshall & Ilsley Bank; term of 5 years and due December 2010; interest at 6.83%	10,691,192	10,913,719

Hampton Inn — St. Louis: Note with Morgan Stanley Mortgage Capital, Inc.; term of 10 years and due September 2015; interest at 5.3%	14,060,897	14,298,027

	$90,481,581	$87,186,007

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

6.                          MORTGAGES PAYABLE (Continued)

Future maturities at December 31, 2009, are as follows:

Year ending December 31,
2010	$27,657,147
2011	20,718,371
2012	14,737,713
2013	630,160
2014	664,408
Thereafter	26,073,782

Total	$90,481,581

The mortgages payable are secured by the related hotel property and equipment.

Interest of $230,439 and $773,804 was capitalized in the years ended December 31, 2009 and 2008, respectively.

7.                          INTEREST RATE SWAP

In November 2006, the Hotels entered into a five-year forward interest rate swap agreement with Arvest Bank to reduce the impact of changes in interest rates on the long-term debt related to the construction of the hotel in Oklahoma City, Oklahoma.  The agreement, which became effective October 2007, effectively changed the Hotels interest rate exposure on the long-term debt to a fixed rate of 6.7%.  The Hotels had designed this agreement as a cash flow hedge in 2006 and has reported it at fair value.

In August 2007, the Hotels entered into a two-year interest rate swap agreement with M&I Marshall and Ilsley Bank to reduce the impact of changes in interest rates on the long-term debt related to the Hampton Inn Forest Park in St. Louis, Missouri.  The agreement, which became effective August 2007, effectively changed the Hotels interest rate exposure on the long-term debt to a fixed rate of 6.9%.  The Hotels had designed this agreement as a cash flow hedge in 2007 and has reported it at fair value.  This interest rate swap agreement was terminated in August 2009 in connection with the loan maturing.

8.                          CHANGES IN EQUITY

Changes in the Hotels’ equity accounts during 2009 and 2008 are summarized below:

	2009	2008

Retained earnings at beginning of year	$1,500,760	$4,963,296

Net loss	(1,901,644)	(436,736)
Distributions (net)	(2,875,736)	(3,025,800)

Retained earnings (deficit) at end of year	$(3,276,620)	$1,500,760

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

9.                          INTANGIBLE ASSETS

Franchise Fees

Franchise fees totaling $471,168 have been paid to Hilton Hotels as of December 31, 2009 and 2008.  Amortization expense totaled $26,866 and $23,116 for the years ended December 31, 2009 and 2008, respectively.

Estimated aggregate amortization expense is as follows:

2010	$26,866
2011	26,866
2012	26,866
2013	26,866
2014	24,441
Thereafter	205,468

Total	$337,373

The Hotels are subject to various franchise agreements under which the Hotels agree to use the Franchisor’s trademark, standards of service (cleanliness, management, advertising) and construction quality and design.  There are agreements with Hilton Hotels. The agreements cover an initial term of 20 years with varying renewal terms.  The agreements provide for payment of franchise or royalty fees, which are calculated monthly and are approximately 4% of gross rental revenues.  Franchise fees of $1,078,682 and $927,571 were paid in 2009 and 2008, respectively.

Loan Costs

Permanent loan costs totaling $1,206,407 and $1,203,223 have been paid as of December 31, 2009 and 2008, respectively.  Amortization expense totaled $232,296 and $180,235 for the years ended December 31, 2009 and 2008, respectively.

Estimated aggregate amortization expense is as follows:

2010	$181,987
2011	181,987
2012	88,950
2013	53,818
2014	53,818
Thereafter	53,186

Total	$613,746

RAYMOND HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

10.                   RELATED PARTIES

The Hotels are subject to management agreements with Raymond Management Company, Inc., which cover an initial term of 5-10 years with varying renewal terms.  The agreements provide for payment of accounting fees of $575-$665 per month, external support fees of $580-$950 per month and monthly base management fees equal to 3.5-5% of gross rental revenues.  Management fees of $1,125,722 and $997,989 were expensed in 2009 and 2008, respectively.  Amounts due to Raymond Management Company, Inc. totaled $112,617 and $166,838 at December 31, 2009 and 2008, respectively.

The Hotels have unsecured notes payable to a member of $4,006,638 and $3,956,211 at December 31, 2009 and 2008, respectively.  The notes accrue interest at various rates, between 5.25% and 6.25% at December 31, 2009.  Interest expense related to these notes was $815,453 and $540,296 at December 31, 2009 and 2008, respectively.  Accrued interest payable was $798,348 and $529,306 at December 31, 2009 and 2008, respectively.

11.                   CONCENTRATION OF CREDIT RISK

The Hotels maintain their cash in bank deposit accounts which, at times, may exceed federally insured limits.  The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. At December 31, 2009, the Hotels uninsured cash balances totaled $578,013 and the Hotels have not experienced any losses.

12.                   SUBSEQUENT EVENT

In March 2010, the Hotels entered into a contract to sell the real and personal property of Boise Lodging Investors, LLC, Forest Park Lodging Associates, LLC, Liberty Lodging Associates, LLC, OKC-Bricktown Lodging Associates, LLC, Rogers Lodging Associates, LLC, Rogers Lodging Associates 58, LLC, and St. Louis Lodging Associates, LLC to Apple Nine Hospitality Ownership, Inc. for a gross purchase price of $124,000,000.  As of June 4, 2010, four of the hotel sales have closed.

RAYMOND HOTELS PORTFOLIO

COMBINED BALANCE SHEETS (UNAUDITED)

MARCH 31, 2010 AND 2009

	2010	2009
ASSETS

Investment in hotels, net of accumulated depreciation of $25,794,681 and $20,473,425, respectively	$86,804,147	$90,747,373
Cash and cash equivalents	3,915,966	2,578,619
Escrow deposits	299,031	607,686
Accounts receivable	420,488	479,973
Prepaid expenses and other current assets	176,824	385,493
Intangible assets, net of accumulated amortization of $790,890 and $532,084, respectively	886,683	1,144,435
Other assets	33,830	32,930

TOTAL ASSETS	$92,536,969	$95,976,509

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

LIABILITIES

Mortgages payable	$89,911,774	$89,799,806
Obligation under interest rate swap	1,268,675	2,330,735
Accounts payable and accrued expenses	1,633,327	1,505,252
Due to related parties	4,905,122	5,138,347

Total liabilities	97,718,898	98,774,140

MEMBERS’ EQUITY (DEFICIT)

Retained earnings (deficit)	(3,913,254)	(466,896)
Accumulated other comprehensive loss	(1,268,675)	(2,330,735)

TOTAL MEMBERS’ EQUITY (DEFICIT)	(5,181,929)	(2,797,631)

TOTAL LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)	$92,536,969	$95,976,509

RAYMOND HOTELS PORTFOLIO

COMBINED STATEMENTS OF MEMBERS’ EQUITY (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

	2010	2009

Beginning balance	$(3,276,620)	$1,500,759

Net loss	(636,634)	(907,577)
Contributions	—	—
Distributions (net)	—	(1,060,078)

Ending balance	$(3,913,254)	$(466,896)

RAYMOND HOTELS PORTFOLIO

COMBINED STATEMENTS OF INCOME (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

	2010	2009
REVENUES

Rooms	$6,439,876	$5,510,477
Other	362,401	242,892

Total revenues	6,802,277	5,753,369

EXPENSES

Rooms	1,568,749	1,347,106
Hotel administration	1,170,017	1,164,945
Property operation, maintenance and energy costs	676,629	669,364
Management and franchise fees	519,451	443,831
Taxes, insurance and other	354,316	312,480
Depreciation and amortization	1,840,570	1,602,570

Total expenses	6,129,732	5,540,296

OPERATING INCOME	672,545	213,073

OTHER INCOME (EXPENSE)

Interest and rental income	41,066	42,900
Gain (loss) on disposal of assets	(207)	13,600
Interest expense	(1,350,038)	(1,177,150)

Total other income (expense)	(1,309,179)	(1,120,650)

NET LOSS	$(636,634)	$(907,577)

RAYMOND HOTELS PORTFOLIO

COMBINED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

	2010	2009

NET LOSS	$(636,634)	$(907,577)

OTHER COMPREHENSIVE LOSS

Reclassification of loss included in net loss	255,186	228,203

OTHER COMPREHENSIVE LOSS	255,186	228,203

COMPREHENSIVE LOSS	$(381,448)	$(679,374)

RAYMOND HOTELS PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(636,634)	$(907,577)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,840,570	1,602,570
Bad debts	3,781	758
(Gain) loss on disposal of assets	207	(13,600)
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	144,097	(260,476)
Prepaid expenses and other current assets	(101,023)	(101,408)
Increase (decrease) in:
Accounts payable and accrued expenses	714,506	(137,616)
Due to related parties	(12,481)	485,992

Net cash provided by operating activities	1,953,023	668,643

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of capital assets	(94,924)	(15,438)
Proceeds from sale of fixed assets	—	13,600
Net decrease in escrow deposits	127,009	752,776

Net cash provided by investing activities	32,085	750,938

CASH FLOWS FROM FINANCING ACTIVITIES

Principal payments on mortgages payable	(569,807)	(258,195)
Payment of loan fees	—	(2,128)
Distributions	—	(1,060,078)

Net cash used by financing activities	(569,807)	(1,320,401)

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,415,301	99,180

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	2,500,665	2,479,439

CASH AND CASH EQUIVALENTS AT MARCH 31	$3,915,966	$2,578,619

RAYMOND HOTELS PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

	2010	2009

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash payments for interest	$1,350,038	$1,348,335

NONCASH INVESTING AND FINANCING ACTIVITIES

Acquisition of certain property and equipment:

Purchase of property and equipment	$94,924	$2,887,432
Borrowings on long-term debt	—	(2,871,994)

Cash payment	$94,924	$15,438

Independent Auditors’ Report

To the Board of Directors

Apple Nine Hospitality, Inc.

Richmond, Virginia

We have audited the accompanying balance sheet of the Anchorage - Embassy Suites Hotel (the Hotel), as of December 31, 2009, and the related statements of operations, members’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the management of the Hotel.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2009, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company, P.C.

June 9, 2010

ANCHORAGE - EMBASSY SUITES HOTEL

BALANCE SHEET

DECEMBER 31, 2009

ASSETS

INVESTMENT IN HOTEL PROPERTY:
Land	$1,205,074
Building and Improvements	31,665,350
Furnishings and Equipment	3,758,687
TOTAL	36,629,111
Less: Accumulated Depreciation	(3,738,158)

NET INVESTMENT IN HOTEL PROPERTY	32,890,953

Cash and Cash Equivalents	399,357
Accounts Receivable - Trade	274,054
Affiliate Advances	104,260
Inventory	64,702
Prepaids and Other	42,506
Franchise Fees, Net of accumulated amortization of $9,068	90,932
Loan Costs, Net of accumulated amortization of $11,429	33,014

1,008,825

TOTAL ASSETS	$33,899,778

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES:
Mortgage Payable	$25,722,765
Note Payable	4,485,438
Accounts Payable	49,148
Accrued Expenses	393,248
TOTAL LIABILITIES	30,650,599

MEMBERS’ EQUITY	3,249,179

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$33,899,778

The accompanying notes are an integral part of this financial statement.

ANCHORAGE - EMBASSY SUITES HOTEL

STATEMENT OF MEMBERS’ EQUITY

YEAR ENDED DECEMBER 31, 2009

Balance, Beginning of Year	$4,025,703

Net Loss	(353,108)

Member Distributions, net	(423,416)

Balance, End of Year	$3,249,179

The accompanying notes are an integral part of this financial statement.

ANCHORAGE - EMBASSY SUITES HOTEL

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

REVENUES:
Rooms	$6,829,272
Other Operating Departments	1,699,601
Other Income	1,088

TOTAL REVENUES	8,529,961

EXPENSES:
Rooms	1,164,972
Other Operating Departments	1,263,629
General and Administrative	614,788
Sales and Marketing	487,109
Property Operations and Energy	568,167
Property Taxes and Insurance	554,546
Interest Expense	1,180,634
Depreciation and Amortization	2,447,351
Management and Royalty Fees	601,873

TOTAL EXPENSES	8,883,069

NET LOSS	$(353,108)

The accompanying notes are an integral part of this financial statement.

ANCHORAGE - EMBASSY SUITES HOTEL

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2009

CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Loss	$(353,108)
Adjustments to Reconcile Net Loss to Net Cash
Provided by Operating Activities:
Depreciation	2,430,040
Amortization	17,311
Change in:
Accounts Receivable - Trade	(241,139)
Affiliate Advances	(4,260)
Inventory	2,091
Prepaids and Other	49,641
Accounts Payable	(93,552)
Accrued Expenses	(26,926)

NET CASH FLOWS FROM (TO) OPERATING ACTIVITIES	1,780,098

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(71,234)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Payable Advances	556,950
Mortgage Payable Curtailments	(562,235)
Note Payable Curtailments	(1,158,020)
Member Distributions	(50,000)
Payment of Loan Costs	(44,443)
Payment of Hotel Construction Liabilities	(1,585,400)

NET CASH FLOWS TO FINANCING ACTIVITIES	(2,843,148)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,134,284)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,533,641

CASH AND CASH EQUIVALENTS, END OF YEAR	$399,357

(Continued)

The accompanying notes are an integral part of this financial statement.

ANCHORAGE - EMBASSY SUITES HOTEL

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2009

SUPPLEMENTAL DISCLOSURES:
Interest Paid	$1,281,430

NON CASH FINANCING AND INVESTING ACTIVITIES:

During 2009, land held for investment in the amount of $373,416 was distributed to the members of the owner.

The accompanying notes are an integral part of this financial statement.

ANCHORAGE - EMBASSY SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2009

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the 169 room Embassy Suites Hotel located at 600 East Benson Boulevard in Anchorage, Alaska (the Hotel) as of December 31, 2009 and for the year then ended. The Hotel is owned by Denali Lodging, LLC, a Colorado limited liability company.  The Hotel opened for business on June 20, 2008.

Embassy Suites Hotels specialize in providing full service lodging for business or leisure travelers.  Economic conditions in the Hotel locality will impact the Hotel’s future revenues and the ability to collect accounts receivable.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

Cash and Cash Equivalents - The Hotel considers all highly liquid debt instruments with a maturity date of three months to less at date of purchase to be cash equivalents.  At times during the year, the Hotel maintains balances in banks which exceed the federally insured limit.  These balances fluctuate during the year and the uninsured portion can vary greatly.  Management monitors regularly the financial condition of the banking institutions, along with their balances of cash and cash equivalents and tries to keep the risk to a minimum.

Inventory - Inventory, which is stated at cost, includes food, beverage and gift shop items.

Accounts Receivable - Accounts receivable is comprised primarily of trade and credit card receivables due from Hotel customers, net of an allowance for doubtful accounts.  Management performs ongoing credit evaluations and adjusts credit limits based upon payment histories and the customer’s creditworthiness, as determined by a review of their current credit information.  Management continuously monitors aging reports, collections, and payments from customers, and maintains an allowance for doubtful accounts based upon historical experience and any specific customer issues that have been identified.  At December 31, 2009, no allowance for doubtful accounts was considered necessary.

(Continued)

ANCHORAGE - EMBASSY SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Amortization - Amortization of franchise fees and loan costs on permanent financing is recorded on a straight-line basis.  Following is estimated amortization expense for the next five years:

2010	$21,120
2011	21,120
2012	8,422
2013	5,882
2014	5,882

TOTAL	$62,426

Investment in Hotel Property - Land, building and improvements and furnishings and equipment are stated at the Owner’s cost.  Hotel property cost includes mortgage interest, financing cost, real estate taxes and insurance during the construction period.  Costs of normal repairs and maintenance are charged to expense as incurred.  Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

The respective classes of Hotel property are depreciated using the straight-line method over the following lives:

Building and Improvements	15 to 40 Years
Furnishings and Equipment	5 Years

Asset Impairment - The Hotel reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected cash flows.  Future events could cause the Hotel to conclude that impairment indicators exist and that long-lived assets may be impaired.  To date, no impairment losses have been recorded.

Revenue Recognition - Room and other operating revenues represent revenue derived from rental of rooms and other associated customer fees.  Revenue is recognized as room stays occur and other services are provided.

Advertising - Advertising costs are expensed in the period incurred.

(Continued)

ANCHORAGE - EMBASSY SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Income Taxes - The Hotel property was owned by a limited liability company throughout the financial statement period.  Income and losses of a limited liability company are passed through to the members and taxed on their individual income tax returns.  Accordingly, these financial statements do not reflect an income tax provision.

At December 31, 2009, the owner’s tax returns for calendar years 2007, 2008, and 2009 remained open for examination.

NOTE 3 - RELATED PARTY TRANSACTIONS

The owner has entered into a franchise agreement with an affiliate of Hilton Hotels Corporation (Hilton) to operate a full service Embassy Suites Hotel.  The agreement, which extends through June 25, 2025, required an initial franchise fee of $100,000.  The fee is being amortized straight-line over the term of the agreement.

The agreement also requires the Hotel owner to pay ongoing monthly royalty and marketing assessments which are based on percentages of “gross rooms revenue.”  The royalty fees are calculated at 2% of gross rooms revenue in year one, 3% in year two and 4% in future years.  The marketing assessment is calculated at 3.5% of gross rooms revenue.  The Hotel owner also pays Hilton travel agent commissions for reservations booked through the Hilton system.  Lastly, the owner pays Hilton frequent traveler fees for points paid to Hilton Honors program members that can be redeemed for future stays at other hotels and receive reward redemptions from Hilton to reimburse the Hotel when Hilton Honors members stay for free at the Hotel.

Following is a summary of amounts expensed to Hilton in 2009:

Royalty Fees	$174,959
Marketing Assessment	239,397
Travel Agent Commissions	112,003
Frequent Traveler (Honors Members) Fees	193,194
Reward Redemptions	(160,755)

TOTAL	$558,798

(Continued)

ANCHORAGE - EMBASSY SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2009

NOTE 3 - RELATED PARTY TRANSACTIONS, (Continued)

The Hotel is managed by Stonebridge Realty Advisors, Inc., an affiliate of the managing member of the owner.  The management contract, which is for a ten year term beginning June 2008 requires the Hotel owner to pay monthly management fees at 5.0% of “gross revenues.”  In 2009, management fee expense totaled $426,914.

Affiliate advances represent non-interest bearing advances to an affiliate of the managing member of the owner to fund payroll and various operating costs.  At December 31, 2009,   accrued expenses includes $34,671 owed to Hilton Hotels Corporation and accounts payable includes $21,079 owed to Hilton Hotels Corporation.

NOTE 4 - MORTGAGE AND NOTE PAYABLE

On February 26, 2007, the Owner obtained construction loan financing in the amount of $26,285,000 with FirsTier Bank.  The loan is secured by a deed of trust to the Hotel property, all furnishings and equipment, and substantially all other assets of the Hotel Owner and an assignment of rents and the personal guarantees of the members of the Hotel Owner.  The loan bears interest at the Wall Street Journal prime rate.  The loan was payable interest only throughout the construction period.

On March 27, 2009, the construction loan financing converted into permanent refinancing.  The interest rate remained unchanged.  However, the required monthly payments were changed to $128,091 until February 20, 2012, at which time the remaining balance is payable in full.

On May 16, 2006, the Owner obtained a $6,000,000 “Business Loan” with Great Western Bank.  The loan is secured by the personal guarantees of the members of the Hotel Owner.  The loan originally required annual payments of interest only at 7.75%.  On April 25, 2008, the loan was modified to change the interest rate to 6.15% and to require annual payments of $1,432,494 beginning April 20, 2009.  The required initial annual payment date was subsequently changed to July 20, 2011 with all remaining unpaid balances payable in full on July 20, 2011.

(Continued)

ANCHORAGE - EMBASSY SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2009

NOTE 4 - MORTGAGE AND NOTE PAYABLE, (Continued)

Below is a schedule of required future principal curtailments as of December 31, 2009:

2010	$1,279,382
2011	4,590,638
2012	24,338,183

TOTAL	$30,208,203

Both of the above loans were paid in full on April 30, 2010.

NOTE 5 - SUBSEQUENT EVENTS

On March 16, 2010, the Owner of the Hotel property entered into a contract to sell the Hotel property to an affiliate of Apple Nine Hospitality, Inc. for $42,000,000. The sale closed April 30, 2010.

The preparation of the financial statements includes an evaluation of subsequent events through June 9, 2010, which is the date the financial statements were available to be issued.

ANCHORAGE - EMBASSY SUITES HOTEL

BALANCE SHEETS

MARCH 31, 2010 AND 2009

(UNAUDITED)

	2010	2009
ASSETS

INVESTMENT IN HOTEL PROPERTY:
Land	$1,205,074	$1,205,074
Building and Improvements	31,670,301	31,644,849
Furnishings and Equipment	3,758,687	3,738,292
TOTAL	36,634,062	36,588,215
Less: Accumulated Depreciation	(4,347,124)	(1,915,833)
NET INVESTMENT IN HOTEL PROPERTY	32,286,938	34,672,382

Cash and Cash Equivalents	628,356	531,108
Accounts Receivable - Trade	235,252	145,365
Affiliate Advances	99,996	94,890
Inventory	76,017	82,206
Prepaids and Other	108,806	92,160
Franchise Fees, Net	89,461	95,343
Loan Costs, Net	29,204	43,616
Land Held for Investment	—	373,416

	1,267,092	1,458,104

TOTAL ASSETS	$33,554,030	$36,130,486

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES:
Mortgage Payable	$25,546,993	$26,229,997
Note Payable	4,452,296	5,643,458
Accounts Payable	—	130,221
Accrued Expenses	570,320	436,754

TOTAL LIABILITIES	30,569,609	32,440,430

MEMBERS’ EQUITY	2,984,421	3,690,056

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$33,554,030	$36,130,486

ANCHORAGE - EMBASSY SUITES HOTEL

STATEMENTS OF MEMBERS’ EQUITY

THREE MONTH PERIODS ENDED MARCH 31, 2010 AND 2009

(UNAUDITED)

	2010	2009

Balance, January 1	$3,249,179	$4,025,703

Net Loss	(264,758)	(335,647)

Balance, March 31	$2,984,421	$3,690,056

ANCHORAGE - EMBASSY SUITES HOTEL

STATEMENTS OF OPERATIONS

THREE MONTH PERIODS ENDED MARCH 31, 2010 AND 2009

(UNAUDITED)

	2010	2009

REVENUES:
Rooms	$1,469,670	$1,271,998
Other Operating Departments	433,932	426,480
Other Income	1	68

TOTAL REVENUES	1,903,603	1,698,546

EXPENSES:
Rooms	268,162	240,027
Other Operating Departments	319,852	260,054
General and Administrative	149,829	135,014
Sales and Marketing	152,545	108,937
Property Operations and Energy	141,834	135,275
Property Taxes and Insurance	106,176	142,851
Interest Expense	276,320	292,404
Depreciation and Amortization	614,247	609,186
Management and Royalty Fees	139,396	110,445

TOTAL EXPENSES	2,168,361	2,034,193

NET LOSS	$(264,758)	$(335,647)

ANCHORAGE - EMBASSY SUITES HOTEL

STATEMENTS OF CASH FLOWS

THREE MONTH PERIODS ENDED MARCH 31, 2010 AND 2009

(UNAUDITED)

	2010	2009

CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Loss	$(264,758)	$(335,647)
Adjustments to Reconcile Net Loss to Net Cash
Provided by Operating Activities:
Depreciation	608,966	607,715
Amortization	5,281	1,471
Change in:
Accounts Receivable - Trade	38,802	(112,450)
Inventory	(11,315)	(15,413)
Prepaids and Other	(66,300)	(13)
Accounts Payable	(49,148)	(12,479)
Accrued Expenses	177,072	16,580
Affiliate Advances	4,264	5,110

NET CASH FLOWS FROM OPERATING ACTIVITIES	442,864	154,874

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(4,951)	(30,338)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	—	556,950
Mortgage Payable Curtailments	(175,772)	(55,003)
Note Payable Curtailments	(33,142)	—
Payment of Loan Costs	—	(43,616)
Payment of Hotel Construction Accounts and Notes Payable	—	(1,585,400)

NET CASH FLOWS TO FINANCING ACTIVITIES	(208,914)	(1,127,069)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	228,999	(1,002,533)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	399,357	1,533,641

CASH AND CASH EQUIVALENTS, END OF PERIOD	$628,356	$531,108

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010 (unaudited)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

		Gross Purchase
Franchise	Location	Price (millions)	Actual Acquisition Date

Embassy Suites	Anchorage, AK	$42.0	April 30, 2010

Raymond Hotels Portfolio (7 Hotels):
Hampton Inn & Suites	Boise, ID	22.4	April 30, 2010
Homewood Suites	Rogers, AR	10.9	April 30, 2010
Hampton Inn & Suites	St. Louis, MO	16.0	April 30, 2010
Hampton Inn & Suites	Oklahoma City, OK	32.7	May 28, 2010
Hampton Inn	Rogers, AR	9.6	Pending
Hampton Inn	St. Louis, MO	23.0	Pending
Hampton Inn	Kansas City, MO	10.1	Pending
		$166.7

This Pro Forma Condensed Consolidated Balance Sheet also assumes that all of the hotels had been leased to one of our wholly-owned taxable REIT subsidiaries pursuant to a master hotel lease arrangement.  The hotels acquired will be managed by Raymond Management Company, Inc. and Stonebridge Realty Advisors, Inc.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2010, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of March 31, 2010 (unaudited)

(In thousands, except share data)

	Company
	Historical	Pro forma		Total
	Balance Sheet	Adjustments		Pro forma

ASSETS
Investment in real estate, net	$774,470	$167,146	(A)	$941,616
Cash and cash equivalents	319,827	(142,179	)(D)	177,648
Other assets, net	27,331	818	(C)	28,149
Total Assets	$1,121,628	$25,785		$1,147,413

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$58,367	$28,809	(C)	$87,176
Accounts payable and accrued expenses	3,232	627	(C)	3,859
Total Liabilities	61,599	29,436		91,035

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	1,130,369	—		1,130,369
Distributions greater than net income	(70,388)	(3,651	)(B)	(74,039)
Total Shareholders’ Equity	1,060,029	(3,651)		1,056,378
Total Liabilities and Shareholders’ Equity	$1,121,628	$25,785		$1,147,413

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)      The estimated total purchase price for the eight properties that have been purchased after March 31, 2010 consists of the following. This purchase price allocation is preliminary and subject to change.

		Boise, ID	Rogers, AR	St. Louis, MO	Oklahoma City, OK
	Anchorage, AK	Hampton Inn	Homewood	Hampton Inn	Hampton Inn	Rogers, AR	St. Louis, MO	Kansas City, MO	Total
(In thousands)	Embassy Suites	& Suites	Suites	& Suites	& Suites	Hampton Inn	Hampton Inn	Hampton Inn	Combined

Purchase price per contract	$42,000	$22,370	$10,900	$16,000	$32,657	$9,600	$23,000	$10,130	$166,657
Other capitalized costs (credits) incurred	50	79	(11)	45	100	65	96	65	489
Investment in hotel properties	42,050	22,449	10,889	16,045	32,757	9,665	23,096	10,195	167,146	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	840	447	218	320	653	192	460	203	3,333	(B)
Other acquisition related costs	68	58	24	32	51	19	46	20	318	(B)
Net other assets/(liabilities) assumed	(62)	(104)	(41)	(101)	(110)	(8,135)	(13,690)	(6,375)	(28,618	)(C)
Total purchase price	$42,896	$22,850	$11,090	$16,296	$33,351	$1,741	$9,912	$4,043	$142,179	(D)

(B)        Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs are expensed for acquisitions of existing businesses that occur on or after January 1, 2009.

(C)        Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgage payable, debt service escrows, operational charges and credits and accrued property taxes.

(D)       Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2009 and three months ended March 31, 2010

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

		Gross Purchase
Franchise	Location	Price (millions)	Actual Acquisition Date

Marriott	Houston, TX	$50.8	January 8, 2010
Embassy Suites	Anchorage, AK	42.0	April 30, 2010

Vista Host Hotels Portfolio (3 Hotels):
Hampton Inn	Round Rock, TX	11.5	March 6, 2009
Hampton Inn	Austin, TX	18.0	April 14, 2009
Homewood Suites	Austin, TX	17.7	April 14, 2009

Orlando, FL Hotels Portfolio (2 Hotels):
Fairfield Inn & Suites	Orlando, FL	25.8	July 1, 2009
SpringHill Suites	Orlando, FL	29.0	July 1, 2009

Raymond Hotels Portfolio (7 Hotels):
Hampton Inn & Suites	Boise, ID	22.4	April 30, 2010
Homewood Suites	Rogers, AR	10.9	April 30, 2010
Hampton Inn & Suites	St. Louis, MO	16.0	April 30, 2010
Hampton Inn & Suites	Oklahoma City, OK	32.7	May 28, 2010
Hampton Inn	Rogers, AR	9.6	Pending
Hampton Inn	St. Louis, MO	23.0	Pending
Hampton Inn	Kansas City, MO	10.1	Pending

	Total	$319.5

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned  taxable REIT subsidiaries pursuant to master hotel lease arrangements.  The hotels acquired will be managed by affiliates of Raymond  Management Company, Inc., Stonebridge Realty Advisors, Inc., Texas Western Management Partners, L.P., Vista Host, Inc. and  Fairfield FMC, LLC and SpringHill SMC, LLC, subsidiaries of Marriott International, under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Nine, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2009, or the date the hotel began operations nor does it purport to represent the future financial results of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2009

(In thousands, except per share data)

		Vista Host
		Hotels Portfolio
	Company	(Austin FRH, LTD,
	Historical	FRH Braker, LTD	Orlando, FL
	Statement of	and RR Hotel	Hotels	Houston, TX	Anchorage, AK	Raymond Hotels	Pro forma		Total
	Operations	Investment, LTD) (A)	Portfolio (A)	Marriott (A)	Embassy Suites (A)	Portfolio (A)	Adjustments		Pro forma

Revenue:
Room revenue	$76,163	$2,791	$—	$—	$6,829	$27,326	$—		$113,109
Other revenue	9,043	18	—	—	1,701	1,314	—		12,076
Total hotel revenue	85,206	2,809	—	—	8,530	28,640	—		125,185
Rental revenue	15,961	—	—	—	—	—	—		15,961
Total revenue	101,167	2,809	—	—	8,530	28,640	—		141,146

Expenses:
Operating expenses	46,242	915	—	—	3,483	9,862	—		60,502
General and administrative	4,079	194	—	7	615	5,099	—		9,994
Management and franchise fees	6,055	238	—	—	602	2,204	—		9,099
Taxes, insurance and other	6,032	167	625	464	555	1,156	(1,089	)(E)	7,910
Acquisition related costs	4,951	—	—	—	—	—	3,651	(G)	8,602
Depreciation of real estate owned	15,936	223	—	—	2,447	6,410	(9,080	)(B)	21,217
							5,281	(C)
Interest, net	1,018	306	—	(2)	1,181	5,811	(4,433	)(D)	3,881
Total expenses	84,313	2,043	625	469	8,883	30,542	(5,670)		121,205

Income tax expense	—	—	—	—	—	—	—	(F)	—

Net income (loss)	$16,854	$766	$(625)	$(469)	$(353)	$(1,902)	5,670		$19,941

Basic and diluted earnings per common share	$0.26								$0.28

Weighted average common shares outstanding - basic and diluted	66,041						5,122		71,163

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the three months ended March 31, 2010

(In thousands, except per share data)

	Company
	Historical
	Statement of	Anchorage, AK	Raymond Hotels	Pro forma		Total
	Operations	Embassy Suites (A)	Portfolio (A)	Adjustments		Pro forma

Revenue:
Room revenue	$24,093	$1,470	$6,440	$—		$32,003
Other revenue	2,383	434	362	—		3,179
Total hotel revenue	26,476	1,904	6,802	—		35,182
Rental revenue	5,297	—	—	—		5,297
Total revenue	31,773	1,904	6,802	—		40,479

Expenses:
Operating expenses	14,797	884	2,245	—		17,926
General and administrative	1,310	150	1,170	—		2,630
Management and franchise fees	1,822	139	519	—		2,480
Taxes, insurance and other	2,130	106	354	—		2,590
Acquisition related costs	2,151	—	—	—		2,151
Depreciation of real estate owned	5,698	614	1,841	(2,455	)(B)	6,985
				1,287	(C)
Interest, net	84	276	1,310	(976	)(D)	694
Total expenses	27,992	2,169	7,439	(2,144)		35,456

Income tax expense	—	—	—	—	(F)	—

Net income (loss)	$3,781	$(265)	$(637)	$2,144		$5,023

Basic and diluted earnings per common share	$0.04					$0.05

Weighted average common shares outstanding - basic and diluted	104,768			—		104,768

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2009 for the respective period prior to acquisition by the Company.  Four properties began operations subsequent to January 1, 2009 and had limited historical operational activity prior to their opening.  These properties are as follows:  Oklahoma City, Oklahoma Hampton Inn & Suites opened in March 2009, Orlando, Florida Fairfield Inn & Suites and Orlando, Florida SpringHill Suites opened in July 2009 and the Houston, Texas Marriott full service hotel opened in January 2010.

(B) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(C) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(D) Interest expense related to prior owner’s debt which was not assumed has been eliminated.  Interest income has been adjusted for funds used to acquire properties as of January 1, 2009, or the dates the hotels began operations.

(E)  Represents preopening expenses which are the Seller’s responsibility and therefore have been eliminated.

(F) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(G)  Represents costs incurred to complete the acquisition of existing businesses that occur on or after Jaunuary 1, 2009, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2009, or the dates the hotels began operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

June 29, 2010